SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                      December 3, 2004 (November 29, 2004)
          ------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                                RCN Corporation
          ------------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Delaware                    0-22825                 22-3498533
----------------------------    ---------------------     ----------------------
(State or other jurisdiction    (Commission File No.)        (IRS Employer
     of Incorporation)                                    Identification Number)


                              105 Carnegie Center
                            Princeton, NJ 08540-6215
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (609) 734-3700
          ------------------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          ------------------------------------------------------------

         (Former name or former address, if changed since last report)

[  ]    Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)

[  ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act
        (17 CFR 240.14a-12)

[  ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the
        Exchange Act (17 CFR 240.14d-2(b))

[  ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the
        Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.        Changes in Registrant's Certifying Accountant

         On November 29, 2004, the Audit Committee of the Board of Directors of RCN Corporation ("RCN" or the "Company") engaged Friedman LLP as the Company's new independent public accounting firm, and dismissed PricewaterhouseCoopers LLP ("PwC") as its independent public accounting firm. On November 22, 2004, PwC was verbally informed of the Company's intention to replace PwC. On November 29, 2004, RCN communicated in writing the decision of the Audit Committee of the Board of Directors to dismiss PwC effective on November 29, 2004. Friedman LLP, headquartered in New York City, is a regional accounting firm with over 200 personnel, and provides accounting, tax, and consulting services to public and privately held companies in a broad range of industries. Friedman LLP was founded in 1924 and is a member of DFK International with affiliated offices worldwide.

         The report of PwC on the Company's financial statements as of and for the fiscal year ended December 31, 2002 did not contain an adverse opinion or a disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles. The report of PwC on the Company's financial statements as of and for the fiscal year ended December 31, 2003 contained an explanatory paragraph discussing significant doubt about the Company's ability to continue as a going concern. Such 2003 report did not contain any other indications of an adverse opinion, disclaimer of opinion, and was not further qualified or modified as to uncertainty, audit scope or accounting principle.

         During the fiscal years ended December 31, 2003 and 2002, and through November 29, 2004, there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to PwC's satisfaction, would have caused them to make reference thereto in their reports on the Company's consolidated financial statements for such fiscal years.

         During the fiscal years ended December 31, 2003 and 2002 and through November 29, 2004, except as noted in the next three sentences, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)). During the quarter ended March 31, 2004, material internal control weaknesses were reported surrounding the training of existing personnel in the use of accounting software, which resulted in a material understatement of depreciation expense, as discussed in the Item 4 section of the Company's Form 10-Q for the quarter ended June 30, 2004. RCN has enhanced policies and procedures surrounding technical capital labor and non-customer deposits, and is in the process of putting into place enhanced policies and procedures to address customer adjustments and remediating weaknesses surrounding software training. Additionally, certain significant deficiencies were identified and disclosed in the Item 4 section of RCN's Form 10-Q for the quarter ended September 30, 2004 and in the Item 9A section of the Company's Form 10-K for the fiscal year ended December 31, 2003. The Company is working to remediate these deficiencies.

         The Company has provided PwC with a copy of the above disclosure and requested PwC furnish to the Company a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of PwC's response letter dated December 3, 2004 is attached as
Exhibit 16.1 to this Form 8-K.

         During the fiscal years ended December 31, 2003 and December 31, 2002 and through November 29, 2004, the Company did not consult with Friedman LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Cautionary Statement About Forward-Looking Statements

         Some of the statements made by RCN in this filing and the exhibit are forward-looking in nature. Actual results may differ materially from those projected in forward-looking statements as a result of a number of factors. The Company believes that the primary factors include, but are not limited to, the ability to successfully complete a financial restructuring on a consensual basis with some or all of the Company's relevant constituents or otherwise successfully to reorganize, availability of financing, ability to obtain regulatory approvals, uncertainty relating to economic conditions, ability to attract and retain qualified management and other personnel, changes in government and regulatory policies, pricing and availability of equipment, materials, inventory and programming, the Company's ability to meet the requirements in its franchise agreements, the number of potential customers in a target market, the completion of acquisitions or divestitures, acceptance of the Company's services, development and implementation of business support systems for provisioning and billing, the availability and success of strategic alliances or relationships, ability to overcome significant operating losses, ability to reduce overhead costs, ability to develop and penetrate existing and new markets, technological developments and changes in the industry, changes in the competitive environment in which the Company operates, the Company's ability to produce sufficient cash flow and to adequately identify and disclose material information in future filings with the SEC. Additional information concerning these and other important factors can be found in the Company's filings with the SEC. Statements in this filing and the exhibits should be evaluated in light of these important factors.


Item 9.01.        Financial Statements and Exhibits.

         (a)      Exhibits

                  Exhibit 16.1      Letter of PricewaterhouseCoopers LLP
                                    to the Securities and Exchange Commission, dated December 3, 2004, regarding change in certifying accountant

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               RCN Corporation


                                               By:      /s/ Deborah Royster
                                                       -------------------------
                                               Name:    Deborah M. Royster
                                               Title:   Senior Vice President,
                                                        General Counsel and
                                                        Corporate Secretary

Date:  December 3, 2004

                                 EXHIBIT INDEX

Exhibit
   No.

Exhibit 16.1 Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated December 3, 2004, regarding change in certifying accountant